UNITED STATES BANKRUPTCY COURT DISTRICT OF New Jersey In Re. Bed Bath & Beyond Inc. Case No. 23-13359 Jointly Administered Lead Case No. 23-13359 Debtor(s) Monthly Operating Report Chapter 11 Reporting Period Ended: 05/27/2023 Petition Date: 04/23/2023 Months Pending: 1 Industry Classification: 4 4 2 2 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 8,970 Debtor’s Full-Time Employees (as of date of order for relief): 11,666 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Michael Sirota Michael Sirota, Cole Schotz Signature of Responsible Party Printed Name of Responsible Party 06/21/2023 Date Court Plaza North 25 Main Street Hackensack, NJ 07601 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) Case 23-13359-VFP Doc 803 Filed 06/21/23 Entered 06/21/23 19:54:30 Desc Main Document Page 1 of 12

Case 23-13359-VFP Doc 803 Filed 06/21/23 Entered 06/21/23 19:54:30 Desc Main Document Page 2 of 12 Debtor’s Name Bed Bath & Beyond Inc. Case No. 23-13359 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $813,900 b. Total receipts (net of transfers between accounts) $249,824,545 $249,824,545 c. Total disbursements (net of transfers between accounts) $114,543,487 $114,543,487 d. Cash balance end of month (a+b-c) $136,094,958 e. Disbursements made by third party for the benefit of the estate $51,894,834 $51,894,834 f. Total disbursements for quarterly fee calculation (c+e) $166,438,322 $166,438,322 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $0 e. Total assets $0 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $0 o. Ending equity/net worth (e-n) $0 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $0 $0 UST Form 11-MOR (12/01/2021)

Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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UST Form 11-MOR (12/01/2021)	6

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Debtor’s Name	Bed Bath & Beyond Inc.	Case No.	23-13359

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c. All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name	Bed Bath & Beyond Inc.	Case No.	23-13359

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$0	$0

c.	Postpetition employer payroll taxes accrued	$0	$0

d.	Postpetition employer payroll taxes paid	$0	$0

e.	Postpetition property taxes paid	$0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0

g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ¤	No ¡

b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ¡	No ¤

c.		Were any payments made to or on behalf of insiders?	Yes ¤	No ¡

d.		Are you current on postpetition tax return filings?	Yes ¤	No ¡

e.		Are you current on postpetition estimated tax payments?	Yes ¤	No ¡

f.		Were all trust fund taxes remitted on a current basis?	Yes ¤	No ¡

g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ¤	No ¡

h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ¤	No ¡	N/A ¡

i.	Do you have:	Worker’s compensation insurance?	Yes ¤	No ¡

		If yes, are your premiums current?	Yes ¤	No ¡	N/A ¡	(if no, see Instructions)

		Casualty/property insurance?	Yes ¤	No ¡

		If yes, are your premiums current?	Yes ¤	No ¡	N/A ¡	(if no, see Instructions)

		General liability insurance?	Yes ¤	No ¡

		If yes, are your premiums current?	Yes ¤	No ¡	N/A ¡	(if no, see Instructions)

j.		Has a plan of reorganization been filed with the court?	Yes ¡	No ¤

k.		Has a disclosure statement been filed with the court?	Yes ¡	No ¤

l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ¤	No ¡

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name	Bed Bath & Beyond Inc.	Case No.	23-13359

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0

b.	Gross income (receipts) from self-employment	$0

c.	Gross income from all other sources	$0

d.	Total income in the reporting period (a+b+c)	$0

e.	Payroll deductions	$0

f.	Self-employment related expenses	$0

g.	Living expenses	$0

h.	All other expenses	$0

i.	Total expenses in the reporting period (e+f+g+h)	$0

j.	Difference between total income and total expenses (d-i)	$0

k.	List the total amount of all postpetition debts that are past due	$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ¡ No ¤

m.	If yes, have you made all Domestic Support Obligation payments?	Yes ¡ No ¡ N/A ¤

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Holly Etlin	Holly Etlin
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	06/21/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name	Bed Bath & Beyond Inc	Case No.	23-13359

UST Form 11-MOR (12/01/2021)	10

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Debtor’s Name	Bed Bath & Beyond Inc	Case No.	23-13359

UST Form 11-MOR (12/01/2021)	11

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Debtor’s Name	Bed Bath & Beyond Inc	Case No.	23-13359

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UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEW JERSEY

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

SUPPORTING DOCUMENTATION TO UST FORM 11-MOR

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Selected Assets and Liabilities (Unaudited)	MOR-2	x

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related Case Numbers:

Debtor Name	Case No.
Bed Bath & Beyond Inc.	23-13359 (VFP)
Alamo Bed Bath & Beyond Inc.	23-13360 (VFP)
BBB Canada LP Inc.	23-13361 (VFP)
BBB Value Services Inc.	23-13362 (VFP)
BBBY Management Corporation	23-13363 (VFP)
BBBYCF LLC	23-13364 (VFP)
BBBYTF LLC	23-13365 (VFP)
bed ‘n bath Stores Inc.	23-13396 (VFP)
Bed Bath & Beyond of Annapolis, Inc.	23-13366 (VFP)
Bed Bath & Beyond of Arundel Inc.	23-13367 (VFP)
Bed Bath & Beyond of Baton Rouge Inc.	23-13368 (VFP)
Bed Bath & Beyond of Birmingham Inc.	23-13369 (VFP)
Bed Bath & Beyond of Bridgewater Inc.	23-13370 (VFP)
Bed Bath & Beyond of California Limited Liability Company	23-13371 (VFP)
Bed Bath & Beyond of Davenport Inc.	23-13372 (VFP)
Bed Bath & Beyond of East Hanover Inc.	23-13373 (VFP)
Bed Bath & Beyond of Edgewater Inc.	23-13374 (VFP)
Bed Bath & Beyond of Falls Church, Inc.	23-13375 (VFP)
Bed Bath & Beyond of Fashion Center, Inc.	23-13376 (VFP)
Bed Bath & Beyond of Frederick, Inc.	23-13377 (VFP)
Bed Bath & Beyond of Gaithersburg Inc.	23-13378 (VFP)
Bed Bath & Beyond of Gallery Place L.L.C.	23-13379 (VFP)
Bed Bath & Beyond of Knoxville Inc.	23-13380 (VFP)
Bed Bath & Beyond of Lexington Inc.	23-13381 (VFP)
Bed Bath & Beyond of Lincoln Park Inc.	23-13382 (VFP)
Bed Bath & Beyond of Louisville Inc.	23-13383 (VFP)
Bed Bath & Beyond of Mandeville Inc.	23-13384 (VFP)
Bed, Bath & Beyond of Manhattan, Inc.	23-13397 (VFP)

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Bed Bath & Beyond of Opry Inc.	23-13385 (VFP)
Bed Bath & Beyond of Overland Park Inc.	23-13386 (VFP)
Bed Bath & Beyond of Palm Desert Inc.	23-13387 (VFP)
Bed Bath & Beyond of Paradise Valley Inc.	23-13388 (VFP)
Bed Bath & Beyond of Pittsford Inc.	23-13389 (VFP)
Bed Bath & Beyond of Portland Inc.	23-13390 (VFP)
Bed Bath & Beyond of Rockford Inc.	23-13391 (VFP)
Bed Bath & Beyond of Towson Inc.	23-13392 (VFP)
Bed Bath & Beyond of Virginia Beach Inc.	23-13393 (VFP)
Bed Bath & Beyond of Waldorf Inc.	23-13394 (VFP)
Bed Bath & Beyond of Woodbridge Inc.	23-13395 (VFP)
Buy Buy Baby of Rockville, Inc.	23-13398 (VFP)
Buy Buy Baby of Totowa, Inc.	23-13399 (VFP)
Buy Buy Baby, Inc.	23-13400 (VFP)
BWAO LLC	23-13401 (VFP)
Chef C Holdings LLC	23-13402 (VFP)
Decorist, LLC	23-13403 (VFP)
Deerbrook Bed Bath & Beyond Inc.	23-13404 (VFP)
Harmon of Brentwood, Inc.	23-13405 (VFP)
Harmon of Caldwell, Inc.	23-13406 (VFP)
Harmon of Carlstadt, Inc.	23-13407 (VFP)
Harmon of Franklin, Inc.	23-13408 (VFP)
Harmon of Greenbrook II, Inc.	23-13409 (VFP)
Harmon of Hackensack, Inc.	23-13410 (VFP)
Harmon of Hanover, Inc.	23-13411 (VFP)
Harmon of Hartsdale, Inc.	23-13412 (VFP)
Harmon of Manalapan, Inc.	23-13413 (VFP)
Harmon of Massapequa, Inc.	23-13414 (VFP)
Harmon of Melville, Inc.	23-13415 (VFP)
Harmon of New Rochelle, Inc.	23-13416 (VFP)
Harmon of Newton, Inc.	23-13417 (VFP)
Harmon of Old Bridge, Inc.	23-13418 (VFP)

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Harmon of Plainview, Inc.	23-13419 (VFP)
Harmon of Raritan, Inc.	23-13420 (VFP)
Harmon of Rockaway, Inc.	23-13421 (VFP)
Harmon of Shrewsbury, Inc.	23-13422 (VFP)
Harmon of Totowa, Inc.	23-13423 (VFP)
Harmon of Wayne, Inc.	23-13424 (VFP)
Harmon of Westfield, Inc.	23-13425 (VFP)
Harmon of Yonkers, Inc.	23-13426 (VFP)
Harmon Stores, Inc.	23-13427 (VFP)
Liberty Procurement Co. Inc.	23-13428 (VFP)
Of a Kind, Inc.	23-13429 (VFP)
One Kings Lane LLC	23-13430 (VFP)
San Antonio Bed Bath & Beyond Inc.	23-13431 (VFP)
Springfield Buy Buy Baby, Inc.	23-13432 (VFP)

Introduction: On April 23, 2023 (the “Petition Date”), Bed Bath and Beyond Inc. and its affiliated debtors and debtors in possession (collectively the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), thereby commencing cases jointly administered as In re Bed Bath & Beyond Inc., et al., No. 23-13359 (VFP). The Debtors are authorized to continue to manage and operate their businesses as debtors in possession under sections 1107 and 1108 of the Bankruptcy Code. Further, on April 23, 2023, the Debtors filed a Motion for Entry of An Order (I)(A) Approving the Auction and Bidding Procedures, (B) Approving Stalking Horse Bid Protections, (C) Scheduling Bid Deadlines and an Auction, (D) Approving the Form and Manner of Notice Thereof, (E) Approving the Form APA, and (II) (A) Establishing Notice and Procedures for the Assumption and Assignment of Contracts and Leases, (B) Authorizing the Assumption and Assignment of Assumed Contracts, (C) Authorizing the Sale of Assets and (D) Granting Related Relief (the Bidding Procedures”) [Docket No. 29] for the sale of their assets. On April 25, 2023, the Bankruptcy Court entered an order approving the Bidding Procedures [Docket No. 92].

Additional information about these chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: https://restructuring.ra.kroll.com/bbby/.

Accounting Principles: This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with the Debtors’ obligations to provide monthly operating reports during these chapter 11 cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all information and disclosures required by U.S. GAAP. The Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Thus, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

General Methodology: The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. This MOR may exclude information regarding non-Debtor affiliates. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

This is the first MOR to be filed since the Petition Date and includes cash activity in MOR-1 for the fiscal month ending May 27, 2023.

Insiders. For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

Cash Balances. With respect to cash balances, the amounts reported in the Selected Assets and Liabilities (Unaudited) exhibit are reported on the Debtor entities associated with each bank account. As more fully described in the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue Use of Existing Business Forms and Records; (B) Maintain Existing Corporate Bank Accounts and Cash Management System, (C) Pay Prepetition Bank Fees Associated with the Cash Management System, and (D) Continue Performance of Intercompany Transactions; (II) Granting Administrative Expense Status to Postpetition Intercompany Balances; and (III) Waiving Certain U.S. Trustee Requirements for a Period Not to Exceed Thirty Days [Docket No. 18], the Debtors utilize certain Debtor legal entities to administer payment and receipt activities. Accordingly, the Debtors do not represent that these cash balances are attributable to the respective Debtors that administer the activities, and reserve all rights with respect to ownership of the assets.

Harmon Stores. Prior to the Petition Date, the Debtors completed the wind-down of the Harmon Stores business. The remaining inventory balance for Harmon Stores, Inc. reported in the Selected Assets and Liabilities (Unaudited) exhibit is reflective of an ongoing reconciliation process the Debtors are undertaking.

Reservation of Rights: The Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary. In future periods, any changes to prior period balances will be reflected in the current month’s MOR.

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Notes to Supporting Documentation

Notes to UST Form 11-MOR, Part 1 Cash Receipts and Disbursements:

Based on official instructions published by the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor, transactions. As a result, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 will not agree with the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. The Debtors have only listed in this schedule those Debtors with cash balances or cash activity during the applicable reporting period.

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MOR-1

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Schedule of Cash Receipts and Disbursements - $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond Inc.	Liberty Procurement Co. Inc.	Bed Bath & Beyond of California Limited Liability Company	BBB Value Services Inc.	BBBY Management Corporation	Buy Buy Baby, lnc.	Harmon Stores, Inc.	BBBYTF LLC
Beginning Cash Balance	$814	$43	$0	$0	$2,022	$70	$167	$201

Receipts
Store Receipts	$248,684	$0	$55,247	$0	$0	$63,847	$0	$0
Other	$916	$0	$0	$208	$0	$0	$0	$1,012
Intercompany Receipts from Non-Debtor	$225	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from Debtor	$10,000	$0	$0	$0	$402	$0	$278	$148,000

Total Receipts	$259,825	$0	$55,247	$208	$402	$63,847	$278	$149,012

Disbursements
Vendor, Other Accts Payable	$9,262	$0	$0	$0	$0	$199	$0	$24,662
Sales Tax, Customs	$0	$0	$0	$0	$0	$0	$0	$13,919
Payroll & Benefits	$740	$0	$0	$0	$0	$7	$0	$50,187
Funded Debt	$79,185	$0	$0	$0	$0	$0	$0	$6,016
Professional Fees	$0	$0	$0	$0	$0	$0	$0	$7,759
Rent	$21,202	$0	$0	$0	$0	$4,324	$278	$0
Letter of Credit Payments	$0	$0	$28,600	$0	$0	$25,713	$0	$32,000
Lender Reserve Account Funding	$5,054	$0	$4,898	$0	$0	$21,694	$0	$7,982
Intercompany Disbursements to Debtors	$132,680	$0	$16,000	$0	$0	$10,000	$0	$0

Total Disbursements	$248,122	$0	$49,498	$0	$0	$61,937	$278	$142,525

Ending Cash Balance	$12,516	$43	$5,750	$208	$2,425	$1,980	$167	$6,688

Disbursements for MOR
Total Disbursements	$248,122	$0	$49,498	$0	$0	$61,937	$278	$142,525
Debtor to Debtor lnterco	($132,680)	$0	($16,000)	$0	$0	($10,000)	$0	$0
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	$9,594	$0	$1,789	$0	$0	$2,523	$13	($13,919)
Payroll Obligations (Paid)/Satisfied by Another Debtor	$42,301	$0	$0	$0	$0	$7,886	$0	($50,187)
Lease Obligations (Paid)/Satisfied by Another Debtor	($899)	$0	$0	$0	$0	($42)	$0	$0

Net Disb. For MOR Part 1-F	$166,438	$0	$35,287	$0	$0	$62,304	$291	$78,420

Case 23-13359-VFP    Doc 803-1    Filed 06/21/23    Entered 06/21/23 19:54:30    Desc    MOR Supporting Document    Page 8 of 10

MOR-1

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Schedule of Cash Receipts and Disbursements – $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond of Baton Rouge Inc.	Bed Bath & Beyond of Birmingham Inc.	Bed Bath & Beyond of Falls Church, Inc.	Bed Bath & Beyond of Frederick, Inc.	Bed Bath & Beyond of Lincoln Park Inc.	Bed Bath & Beyond of Louisville Inc.	Bed Bath & Beyond of Overland Park Inc.	Bed Bath & Beyond of Partland Inc.
Beginning Cash Balance	$0	$0	$0	$0	$0	$0	$0	$0

Receipts
Store Receipts	$0	$0	$0	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from Non-Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from Debtor	$0	$0	$0	$0	$0	$0	$0	$0

Total Receipts	$0	$0	$0	$0	$0	$0	$0	$0

Disbursements
Vendor, Other Accts Payable	$0	$0	$0	$0	$0	$0	$0	$0
Sales Tax, Customs	$0	$0	$0	$0	$0	$0	$0	$0
Payroll & Benefits	$0	$0	$0	$0	$0	$0	$0	$0
Funded Debt	$0	$0	$0	$0	$0	$0	$0	$0
Professional Fees	$0	$0	$0	$0	$0	$0	$0	$0
Rent	$0	$0	$0	$0	$0	$0	$0	$0
Letter of Credit Payments	$0	$0	$0	$0	$0	$0	$0	$0
Lender Reserve Account Funding	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Disbursements to Debtors	$0	$0	$0	$0	$0	$0	$0	$0

Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0

Ending Cash Balance	$0	$0	$0	$0	$0	$0	$0	$0

Disbursements for MOR
Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0
Debtor to Debtor Interco	$0	$0	$0	$0	$0	$0	$0	$0
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Payroll Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Lease Obligations (Paid)/Satisfied by Another Debtor	$34	$67	$95	$54	$119	$44	$76	$50

Net Disb. For MOR Part 1-F	$34	$67	$95	$54	$119	$44	$76	$50

Case 23-13359-VFP    Doc 803-1    Filed 06/21/23    Entered 06/21/23 19:54:30    Desc    MOR Supporting Document    Page 9 of 10

MOR-1

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Schedule of Cash Receipts and Disbursements – $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond of Rockford Inc.	Bed Bath & Beyond of Towson Inc.	Bed Bath & Beyond of Virginia Beach Inc.	Bed Bath & Beyond of Waldorf Inc.	Buy Buy Baby of Rockville, Inc.	Deerbrook Bed Bath & Beyond Inc.	One kings Lane LLC	San Antonio Bed Bath & Beyond Inc.	Total
Beginning Cash Balance	$0	$0	$0	$0	$0	$0	$0	$0	$3,318

Receipts
Store Receipts	$0	$0	$0	$0	$0	$0	$0	$0	$367,778
Other	$0	$0	$0	$0	$0	$0	$0	$0	$2,136
Intercompany Receipts from Non-Debtor	$0	$0	$0	$0	$0	$0	$0	$0	$225
Intercompany Receipts from Debtor	$0	$0	$0	$0	$0	$0	$0	$0	$158,680

Total Receipts	$0	$0	$0	$0	$0	$0	$0	$0	$528,819

Disbursements
Vendor, Other Accts Payable	$0	$0	$0	$0	$0	$0	$0	$0	$34,124
Sales Tax, Customs	$0	$0	$0	$0	$0	$0	$0	$0	$13,919
Payroll & Benefits	$0	$0	$0	$0	$0	$0	$0	$0	$50,934
Funded Debt	$0	$0	$0	$0	$0	$0	$0	$0	$85,201
Professional Fees	$0	$0	$0	$0	$0	$0	$0	$0	$7,759
Rent	$0	$0	$0	$0	$0	$0	$0	$0	$25,803
Letter of Credit Payments	$0	$0	$0	$0	$0	$0	$0	$0	$86,313
Lender Reserve Account Funding	$0	$0	$0	$0	$0	$0	$0	$0	$39,628
Intercompany Disbursements to Debtors	$0	$0	$0	$0	$0	$0	$0	$0	$158,680

Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0	$502,360

Ending Cash Balance	$0	$0	$0	$0	$0	$0	$0	$0	$29,777

Disbursements for MOR
Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0
Debtor to Debtor Interco	$0	$0	$0	$0	$0	$0	$0	$0
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Payroll Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Lease Obligations (Paid)/Satisfied by Another Debtor	$32	$58	$58	$29	$42	$30	$109	$45

Net Disb. For MOR Part 1-F	$32	$58	$58	$29	$42	$30	$109	$45

Case 23-13359-VFP    Doc 803-1    Filed 06/21/23    Entered 06/21/23 19:54:30    Desc    MOR Supporting Document    Page 10 of 10

MOR-2

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: April 23, 2023 – May 27, 2023

Selected Assets and Liabilities (Unaudited) - $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond Inc.		Liberty Procurement Co. Inc.	Bed Bath & Beyond of California Limited Liability Company	BBB Value Services Inc.	BBBY Management Corporation	Buy Buy Baby, lnc.	Harmon Stores, Inc.	BBBYTF LLC	Total
Assets - Selected Items
Cash		$12,516	$43	$5,750	$208	$2,425	$1,980	$167	$6,688	$29,777
Inventory		$390,464	$0	$0	$0	$0	$73,846	$10,552	$0	$474,862
Liabilities - Selected Items
Funded debt
Debtor-in-Possession Loan Facility		$39,847	$0	$0	$0	$0	$0	$0	$0	$39,847
ABL Facility - Prepetition		$0	$0	$0	$0	$0	$0	$0	$0	$0
LC Balance - Prepetition		$31,139	$0	$0	$0	$0	$0	$0	$0	$31,139
FILO Term Loan facility- Prepetition		$546,330	$0	$0	$0	$0	$0	$0	$0	$546,330
Capital Lease Obligation	$	·61,500	$0	$0	$0	$0	$0	$0	$0	$61,500

Total Secured Debt		$678,816	$0	$0	$0	$0	$0	$0	$0	$678,816
										$0
3.749% Senior Notes Due 2024 - Prepetition		$215,400	$0	$0	$0	$0	$0	$0	$0	$215,400
4.915% Senior Notes Due 2034- Prepetition		$209,700	$0	$0	$0	$0	$0	$0	$0	$209,700
5.165% Senior Notes Due 2044 - Prepetition		$604,800	$0	$0	$0	$0	$0	$0	$0	$604,800

Total Unsecured Debt		$1,029,900	$0	$0	$0	$0	$0	$0	$0	$1,029,900

Total Funded Debt		$1,708,716	$0	$0	$0	$0	$0	$0	$0	$1,708,716
Pre-petition Merchandise Payables		$0	$137,707	$0	$0	$0	$0	$0	$0	$137,707
Pre-petition Non-Merchandise Payables		$299,550	$0	$0	$0	$0	$19,882	$5,168	$0	$324,600
Post-petition Merchandise Payables		$0	$1,847	$0	$0	$0	$0	$0	$0	$1,847
Post-petition Non-Merchandise Payables		$8,808	$0	$0	$0	$0	$225	$6	$0	$9,038